United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 29, 2026, Cullen/Frost Bankers, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors (the “Board”), notified the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the listing of: (i) its common stock, par value $0.01 per share (the “Common Stock”) and (ii) its depositary shares each representing 1/40th interest in a share of 4.450% non-cumulative perpetual preferred stock, Series B (the “Depositary Shares”) and transfer the listings to the Texas Stock Exchange (“TXSE”). The Common Stock and the Depositary Shares will trade on TXSE under the symbols “CFR” and “CFR.PrB,” respectively. The Company expects that listing and trading of the Common Stock and Depositary Shares on the NYSE will end at market close on November 11, 2026, and that listing and trading of the Common Stock and Depositary Shares will begin trading on TXSE at market open on November 12, 2026.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this item by reference is a press release issued by the Company on October 29, 2026. The information furnished by the Company pursuant to this item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits:

99.1    Press Release
104    Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Daniel J. Geddes
Daniel J. Geddes
Group Executive Vice President and Chief Financial Officer

Dated:	October 29, 2026

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release
104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

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